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                                                                   Exhibit 10.25

                                                    430 Ferguson Drive
                                                    Mountain View, CA 94043-5272
                                                    650.960.3000
[LOGO] OF CATALYTICA ENERGY SYSTEMS                 650.965.4345 fax
                                                    www.CatalyticaEnergy.com
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                         CONSULTING SERVICES AGREEMENT
                         -----------------------------

     This agreement made and entered into and effective as of the 1/st/ day of January 2001, by and among John A. Urquhart, hereinafter called "Consultant", Catalytic Energy Systems Inc, located at 430 Ferguson Drive, Mountain View, California, 94043;

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Catalytic Energy Systems Inc, (collectively referred to herein as the "Clients", are desirous of retaining Consultant on the terms and conditions, and for the consideration hereinafter set forth; and

     WHEREAS, Consultant is desirous of providing consulting services to the Clients on such terms and conditions and for such consideration;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties do hereby agree as follows:

     (1)  Term: This agreement will commence on January 1, 2001 and shall extend
          ----
          through December 31, 2001 (the "Term"). The Term of this Agreement may be extended by the written agreement of the parties.

     (2)  Position and Services:
          ---------------------

          A. When requested by the Clients, Consultant will consult with senior officers of the Clients regarding the development and implementation of an integrated strategic business plan and regarding such other matters concerning the Clients' business and operations as they may request from time to time during the term of this Agreement.
               The services to be provided by Consultant pursuant to paragraph A of this Agreement are personal to Consultant and may not be assigned By Consultant.

     (3)  Compensation and Benefits:
          -------------------------

          A. During the term of this Agreement, Consultant shall be paid a fee Of Twenty Five Thousand Dollars ($25,000.) to be paid on a quarterly basis at $6250.00 per quarter (ie; March, June, September, December.
          B. Company shall pay Consultant for all reasonable travel and transportation expenses, actually incurred by Consultant in performance of services requested by the Clients under this Agreement, as authorized and approved in writing by the Chairman or the President of the Company.

                                                                 [LOGO OF XONON]



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     (4)  Confidentiality of Clients' Business:  Consultant acknowledges that
          ------------------------------------
Clients' business is highly competitive and that Clients' books, records and documents, clients' technical information concerning their products, equipment, services, and processes, procurement procedures and pricing techniques, the names of and other information (such as credit and financial data) concerning Clients' customers and business affiliates, all comprise confidential business information and trade secrets of the Clients which are valuable, special, and unique proprietary assets of the Clients. Consultant further acknowledges that protection of Clients' confidential business information and trade secrets against unauthorized disclosure and use is of critical importance to the Clients in maintaining their competitive position. Accordingly, Consultant hereby agrees that consultant will not, at any time during or after the term of this Agreement, make any unauthorized disclosure of any confidential business information or trade secrets of the Clients, or make any use thereof, except for the benefit of, and on behalf of, the Clients. However, Consultant,s obligation under this Section 4 shall not extend to information which is or becomes part of the public domain or is available to the public by publication or otherwise than through the Consultant, nor to information given through testimony under oath that may be required by a court of law or pursuant to law. The provisions of this Section 4 shall survive the termination of this Agreement.

     (5)  Conflict of Interest:  Consultant agrees to use Consultant's best
          --------------------
          efforts, skill and abilities so long as Consultant's services are retained hereunder to promote the best interest of the Clients and their business. As part of the consideration for the compensation to be paid to Consultant hereunder, and as an additional incentive for the Clients to enter into this Agreement, the Clients and Consultant agree to the noncompetitive provisions of this Section (5). During the Term of this Agreement, Consultant agrees that, unless prior written approval of the Chairman of Company, or other officer of Company designated by the Chairman, is obtained, Consultant will not directly or indirectly for Consultant or for others;

          (i) conduct, advise, counsel, or otherwise assist any competitor, customer or supplier of the Clients or any affiliate which, in any manner, would have, or is likely to have, an adverse effect upon the Clients or any affiliate:;

          (ii) consult, advise, counsel, or otherwise assist any Federal or State regulatory agency on any matter or in a regulatory proceeding which, in any manner, would have, or is likely to have, an adverse affect upon the Clients or any affiliates;

               Consultant understands that the foregoing restrictions may limit Consultants ability to engage in a business similar to Clients' business during the period provided for above, but acknowledges that Consultant will receive sufficiently high renumeration and other benefits from the Clients hereunder to justify such restriction. The Clients shall be entitled to enforce the provisions of this Section
          (5) by resorting to appropriate legal and equitable action.


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Page Three

     (6)  Idemnification:
          --------------

          (A) Consultant hereby indemnifies and agrees to protect, defend, and hold harmless the Clients, their directors, officers, and employees from and against all claims, suits, demands, damages, losses, costs and expenses brought by any person firm, or corporation for (i) injuries to or the death of Consultant, or employees and agents of the Consultant, or damage to or loss of property of Consultant, or employees and agents of Consultant arising from or in connection with Consultant's performance of services under this Agreement, including the sole or contributory negligence of the Clients, and (ii) injuries to or the death of third parties, or damage to or loss of property or third parties arising from or in accordance with Consultant's gross negligence or willful misconduct.

          (B) The Clients hereby indemnify and agree to protect, defend, and hold harmless Consultant, Consultant's agents and employees from and against all claims, suits, demands, damages, losses, costs and expenses brought by any person, firm, or corporation for injuries to or the death of any employees of the Clients, or damage to or loss of property of the Clients arising from Clients' negligence, including the contributory negligence of Consultant.

     (7)  Independent Contractor:
          ----------------------

          (A) The parties hereto agree that the services rendered by Consultant in the fulfillment of the terms and obligations of this Agreement shall be as an independent contractor and not as an employee, and with respect thereto, Consultant is not entitled to the benefits provided by Clients to their employees including, but not limited to, group insurance and participation in Client's employee benefit and pension plans.

          (B) Consultant shall be responsible for payment of all taxes including Federal, State, and local taxes arising out of Consultant's activities in accordance with this contract, including by way of illustration but not limitation, Federal and State income tax, Social Security tax, Unemployment Insurance taxes, and any other taxes or business license fees as required.

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Page Four

     (8)  Notices:  Except as otherwise provided in this Agreement, all notices
          -------
required or permitted by the terms hereof shall be sent by Certified Mail to following address if sent to the Clients, then to:

                        Catalytic Energy Systems, Inc.
                        430 Ferguson Drive
                        Mountain View, California, 94043

          and if sent to Consultant, to Consultant's address set forth at the beginning of this Agreement.

     (9)  Entire Agreement; Modifications:   This Agreement constitutes the
          -------------------------------
entire agreement of the parties with regard to the subject matter hereof, supercedes any and all prior agreements with respect to Consultant's engagement by Company and contains all of the covenants, promises, representations, warranties and agreements between the parties with respect to Consultant's engagement hereunder. Each party to this Agreement acknowledges that no representation, inducement, promise or agreement, oral or written, has been made by any party, which is not embodied herein, and that no agreement, statement, or promise relating the engagement of Consultant hereunder, which is not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing and signed by each of the parties.


                                              JOHN A. URQUHART

                                              /s/ John A. Urquhart
                                              --------------------------------


                                              CATALYTIC ENERGY SERVICES, INC.


                                              By: /s/ Craig N. Kitchen
                                                 -----------------------------
                                              Name:
                                              Title:




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                              Employee Invention
                              ------------------

                                      and

                      Confidential Information Agreement
                      ----------------------------------


     IN CONSIDERATION of my employment by Catalytica, Inc. ("Catalytica)" and the compensation to be paid to me in connection with such employment:

     1. I will promptly disclose to Catalytica in writing all inventions (including new contributions, concept ideas, developments, discoveries, and improvements thereof of know-how related thereto, whether patentable or not) conceived or made by me, alone or with others,while employed by Catalytica. I will not disclose to Catalytica or induce Catalytica to use any inventions or confidential information belonging to others, nor will I use, directly or indirectly, inventions or confidential information belonging to others, including any previous employer, in my performance of work for Catalytica.

     2. I will assign and do hereby assign to Catalytica my entire rights to each invention described in Paragraph 1, and I will assist Catalytica, at its expense, to obtain, renew, and enforce patents for the inventions in all countries and will execute, acknowledge, and deliver all documents necessary or desirable for vesting in Catalytica all my rights, title and interest in and to the inventions, and in and to Letters Patents of the United States and other countries. Catalytica and I agree that this Paragraph 2 shall not apply to inventions that qualify fully under the provisions of California Labor Code, 2870, a copy of which is attached to this Agreement and incorporated herein by this reference.

     3. Because of my employment by Catalytica, I may have access to and acquire technologies, know-how, or other information of a confidential nature concerning Catalytica experimental and development work, trade secrets, secret procedures, business matters or affairs, including, but not limited to, information relating to inventions, disclosures, processes, systems, methods, formulas, patents, patent applications, machinery, materials, research activities and plans, cost of production, contract forms, prices, volume of sales, promotional methods, and lists of names or classes of customers. I will not disclose any such information to any person or entity either during or subsequent to my employment, without Catalytica's prior written consent, except to such an extent as may be necessary in


                                                                Catalytica, Inc.
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the ordinary course of performing my duties as an employee of Catalytica. I understand that upon written request Catalytica will advise me in writing as to whether any specific item of information is classified by Catalytica as being confidential and, in the absence of such request, all such information shall be deemed confidential. Information shall, for purposes of this Agreement, be considered to be confidential if not known by the trade generally, even though such information has been disclosed to one or more third parties pursuant to distribution agreements, joint research agreements, or other agreements entered into by Catalytica or any of its affiliates.

     4. "Confidential Information" means information disclosed to me or known to me as a consequence of or through my employment by Catalytica, whether or not related to my duties at Catalytica, and includes trade secrets or any other like information of value relating to the business and/or field of interest of Catalytica or of any corporation, firm, or partnership directly or indirectly controlled or by controlling Catalytica, or in which any the aforesaid have more than twenty-five percent (25%) ownership interest.

          (a) I shall use my best efforts and exercise utmost diligence to protect and guard Confidential Information. Except, as required in my duties to Catalytica, I will never directly, indirectly, or otherwise use, disseminate, disclose, lecture upon, or publish articles concerning Confidential Information.

          (b) I shall not, for my account or as an officer, member employee, consultant, representative, or advisor of another, during my employment by Catalytica and thereafter, for any reason whatsoever, use Confidential Information in engineering, development, manufacture, research, or sales relating to any compound, product, equipment, process, or material that is or was involved in any performed at any time by me for Catalytica. However, the foregoing provision shall not prohibit me from engaging in any work at any time after leaving the employ of Catalytica provided that Confidential Information will not be involved in such work. The provisions of this Paragraph 4(b) shall not be construed as limited to any extent the continuing obligation of me pursuant to the provisions of Paragraph 4(a).

     5. I represent that to the best of my knowledge, there is no other contract to assign inventions that is now in existence between myself and any other person,

                                                                Catalytica, Inc.
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corporation, or partnership, unless I have so indicated on the back of this
Agreement and unless a copy of any such other contract is attached hereto.

     6. Upon termination of employment with Catalytica for any reason, I will turn over to Catalytica all notes, memoranda, records, reports, drawings, blueprints, manuals, materials, and data containing Confidential Information of Catalytica including all copies thereof, that I may then have in my possession or under my control. I may retain any notes, memoranda, records, reports, drawings, blueprints, manuals, materials, and data which belonged to me at the time of commencement of my employment with Catalytica and, to the extent of same, do not contain Confidential Information, any reprints, journal articles and meeting proceedings accumulated by me while at Catalytica.

     7. It is contemplated that ownership of certain inventions falling within the scope of this Agreement may be deemed by Catalytica unnecessary to the furtherance of its business. On notice in writing to this effect, designating the invention signed by an officer of Catalytica, title to the designated inventions shall revert to me; provided, however, that such invention, alienated by Catalytica prior to the date of such notice , shall not be affected by such reversion of title, and provided further that Catalytica and its successors in business shall retain an irrevocable, non-exclusive, royalty-free right and license to make, have made for it, sell, and use in connection with its own business embodiments or practices of all such inventions as are designated by Catalytica.

     8. This Agreement shall be governed by the laws of the State of California. Each covenant shall be independent and separable from all other covenants, and the invalidity of a covenant shall not affect the enforceability of any of the other covenants. For purposes of this Agreement, the business of Catalytica shall include the business of any corporation, firm, or partnership, directly or indirectly controlled by or controlling Catalytica or in which any of the foregoing including Catalytica, have more than twenty-five percent (25%) controlling interest. For any violation of these covenants, a restraining order and/or an injunction may be issued against me in addition to any other rights Catalytica may have. In the event Catalytica is successful in any suit or proceeding brought or instituted by Catalytica against me to enforce any of these covenants or on accounts of any damages sustained by Catalytica by reason of my violation of any of these covenants, I will pay to Catalytica in addition to other costs and damages,

                                                                Catalytica, Inc.
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reasonable attorneys' fees to be fixed by the Court. This Agreement shall inure to benefit of any successor or assignee of Catalytica and shall be binding upon my heirs, administrations, and representative.


     Signed this 15 day of January 2001, effective from and after the date of my employment by Catalytica.


                                               EMPLOYEE

                                                 /s/ J A Urquhart
                                               -------------------------------
                                                   Signature

                                                     John A. Urquhart
                                               -------------------------------
                                                   Print Name

                                               _______________________________
                                                   Street, Apt, No.

                                               _______________________________
                                                   City, State, Zip Code




                                                                Catalytica, Inc.
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